September 22, 1995
                         DREYFUS STRATEGIC GROWTH, L.P.
                           SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1995
        The Fund's Managing General Partners recently approved, subject to the approval of the Limited Partners, an Agreement and Plan of Reorganization (the "Plan") which would reorganize the Fund into a Massachusetts business trust (the "Reorganization"). The Fund, as reorganized, will have the same investment objective and management policies and will continue to be managed by the same investment personnel and pay the same investment advisory fee. In addition, the Fund, as reorganized, will have the same purchase and redemption options and will offer the same investor services. Upon consummation of the Reorganization, the Fund's name will become Premier Strategic Growth Fund.
        A special meeting of the Fund's Limited Partners to consider the Plan is scheduled to be held on or about December 1, 1995. A Proxy Statement with respect to the Plan is expected to be mailed on or about September 15, 1995 to Limited Partners of record on September 8, 1995. The Fund's Proxy Statement describes the tax implications of the Reorganization. PARTNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING STATE AND LOCAL TAX CONSEQUENCES.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES":
        Fund shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                        (CONTINUED ON REVERSE SIDE)
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Fund shares must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, by
(i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
    THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
    Effective August 1, 1995, the Fund's primary portfolio manager is Michael
L. Schonberg. Mr. Schonberg has been employed by The Dreyfus Corporation since July 1995. From March 1994 to July 1995, Mr. Schonberg was a General Partner of Omega Advisors, L.P. Prior thereto, he served as Managing Director and Chief Investment Officer for UBS Asset Management (NY), Inc. 038s092295